                                                                EXHIBIT 10.8


                                   APPENDIX A

                           SERIES 1996-1 DEFINITIONS

  Terms used herein and not otherwise defined have the meanings assigned to such terms in Appendix I to the Administrative Agency Agreement. To the extent that the definitions set forth herein conflict with the definitions set forth in Appendix I, or incorporated by reference therein, the definitions set forth herein shall be controlling.

  "Accrual Period" shall mean, with respect to any Payment Date other than the first Payment Date, the three Collection Periods preceding such Payment Date, and with respect to the first Payment Date, the period from and including the Series 1996-1 Cut-Off Date up to and including the last day of the immediately preceding Collection Period.

  "Accrued Subordinated Note Interest" shall mean, with respect to any Payment Date, an amount equal to interest accrued on the Outstanding Amount of the Subordinated Notes at the Subordinated Note Interest Rate plus interest on any defaulted interest at the Subordinated Note Interest Rate during the related Interest Accrual Period.


  "Additional Payment" shall mean, with respect to any Payment Date, the lesser of (a) an amount equal to the Cash Collateral Amount on such Payment Date (after giving effect to the aggregate amounts required to be deposited to the Cash Collateral Account on the Payment Date pursuant to Section 6.5 of the Program Operating Lease without regard to Section 6.6 thereof) minus the Required Cash Collateral Amount and (b) an amount equal to the sum of the Outstanding Amount of the Senior Notes, the Outstanding Amount of the Subordinated Notes and the Aggregate Certificate Balance of the Lease Trust Certificates, in each case, prior to any payments on the Payment Date minus the sum of the Available Sale Proceeds for the related Accrual Period and the aggregate Residual Values of the Series 1996-1 Leased Vehicles the related Series 1996-1 Leases of which have not terminated as of the end of the last day of the preceding Accrual Period; provided that on any Payment Date on which the Available Funds is less than the Required Interest Payment, the Additional Payment shall equal the lesser of such shortfall or the aggregate amounts required to be deposited to the Cash Collateral Account on the Payment Date pursuant to Section 6.5 of the Program Operating Lease without regard to Section 6.6 thereof.

  "Administrative Agency Agreement" shall mean the Administrative Agency Agreement as supplemented by the Series 1996-1 Supplement, and as otherwise amended, modified or supplemented from time to time.

  "Aggregate Certificate Balance" shall mean, as of any date, the aggregate Certificate Balances of the Lease Trust Certificates as of such date; provided, that in determining whether the holders of Lease Trust Certificates evidencing the requisite portion or percentage of the Aggregate Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Lease Trust Certificates owned by the Issuer, the Depositor, the Administrative Agent or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Aggregate Certificate Balance, except that, in determining whether the Indenture Trustee and Lease Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Lease Trust Certificates that a Responsible Officer (as defined in the Indenture) of the Indenture Trustee, if applicable, and a Responsible Officer (as defined in the Lease Trust Agreement) of the Owner Trustee with direct responsibility for the administration of the Lease Trust Agreement, if applicable, knows to be so owned shall be so disregarded.

  "Aggregate Net Monthly Payment Advances" shall mean, with respect to any Accrual Period, an amount, which may be positive or negative, equal to the aggregate Monthly Payment Advances made with respect to Series 1996-1 Leases in accordance with Section 5.4(b) of the Series 1996-1 Supplement during the preceding Accrual Period minus the aggregate Monthly Payment Advances with respect to Series 1996-1 Leases repaid to the Administrative Agent pursuant to
Section 6.3 of the Administrative Agency Agreement during such Accrual Period.

  "Aggregate Net Sale Proceeds Advances" shall mean, with respect to any Accrual Period, an amount, which may be positive or negative, equal to the aggregate Sale Proceeds Advances with respect to Series 1996-1 Leased Vehicles made by the Administrative Agent pursuant to Section 5.4 of the Administrative Agency Agreement during the preceding Accrual Period minus the aggregate Sales Proceeds Advances with respect to Series 1996-1 Leased Vehicles repaid to the Administrative Agent pursuant to Section 5.4 of the Administrative Agency Agreement during such Accrual Period.

  "Applicable Law" shall mean all applicable laws, ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and rules, regulations, orders, interpretations, licenses and permits of any Governmental Authority.

  "Asset Contribution Agreement" shall mean the agreement dated as of November __, 1996 between Ford Credit and Ford Credit Leasing, as contributors, and RCL Trust, as contributee.

  "Auction Proceeds" shall mean, with respect to any Series 1996-1 Leased Vehicle which is sold at auction or otherwise disposed of by the Administrative Agent on behalf of FCTT, all amounts received by the Administrative Agent in connection with such sale or disposition; provided, that if RCL Trustee exercises the purchase option pursuant to Section 9.1 of the Program Operating Lease, the "Auction Proceeds" shall mean the related RCL Purchase Option Price.

  "Available Funds" shall mean, with respect to any Payment Date, the Available Sale Proceeds plus the Cash Collateral Required Draw Amount.

  "Available Sale Proceeds" shall mean, with respect to any Payment Date, the Sale Proceeds for all Series 1996-1 Leased Vehicles plus the Aggregate Net Sale Proceeds Advances, in each case with respect to the related Accrual Period.

  "Basic Documents" shall mean the FCTT Agreement, the Administrative Agency Agreement, the Series 1996-1 Supplement, the RCL Trust Agreement, the Program Operating Lease, the Asset Contribution Agreement, the Transfer

Agreement, the Lease Trust Agreement, the Lease Trust Paying Agent Agreement, the Indenture, and each instrument and certificate delivered in connection therewith.

  "Benefit Plan" shall mean (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets subject to Title I of ERISA by reason of a plan's investment in the entity.

  "Cash Collateral Account" shall mean the account designated as such pursuant to Section 3.5(a) of the Program Operating Lease.

  "Cash Collateral Account Certificate" shall mean the certificate designated as such pursuant to Section 8.3(a) of the Indenture.

  "Cash Collateral Account Investments" shall mean the Hanover 100% U.S. Treasury Securities Fund; provided, than in the event the Hanover 100% U.S. Treasury Securities Fund is not available or is no longer rated in the highest long-term rating category by each Rating Agency, all amounts on deposit in the Cash Collateral Account shall be invested in the Hanover U.S.Treasury Fund; provided, further, that if the Hanover U.S. Treasury Fund and the Hanover U.S. Treasury Securities Fund both are not available, or are both no longer rated in the highest long-term rating category by each Rating Agency, amounts on deposit in the Cash Collateral Account shall be invested in the Fidelity U.S. Government Reserve Fund, provided, that the Fidelity U.S. Government Reserve Fund is rated in the highest long-term rating category by each Rating Agency.

 "Cash Collateral Account Property" has the meaning set forth in Section 3.5(a) of the Program Operating Lease.

  "Cash Collateral Additional Draw Amount" shall mean, with respect to any Payment Date, an amount equal to the Additional Payment for the Payment Date less the portion of such Additional Payment to be applied to make payments on the Subordinated Notes.

  "Cash Collateral Amount" shall mean, with respect to any date of determination, the amount on deposit in the Cash Collateral Account (including any investment earnings) at the open of business on such date unless otherwise specified.

  "Cash Collateral Deposit Amount" shall mean, with respect to any Payment Date, the Series 1996-1 Collections (other than Sale Proceeds) plus the Aggregate Net Monthly Payment Advances plus all investment earnings on amounts deposited in the Series 1996-1 Collection Account, in each case with respect to the related Accrual Period.

  "Cash Collateral Required Draw Amount" shall mean, with respect to any Payment Date, the lesser of (a) the Required Interest Payment for the Payment Date and (b) the Cash Collateral Amount on the Business Day preceding the Payment Date (after giving effect to the addition of the Cash Collateral Deposit Amount, the Transferor Purchase Option Net Proceeds and the investment earnings on amounts deposited in the Certificate Distribution Account during the related Accrual Period on such Business Day).

  "Certificate Balance" shall mean, with respect to any Lease Trust Certificate, initially, the principal balance of such Lease Trust Certificate on the Series 1996-1 Issue Date, and thereafter, as of any date, such amount minus all amounts distributed with respect to such Lease Trust Certificate as principal pursuant to the Lease Trust Agreement on or before such date.

  "Certificate Distribution Account" shall mean the account designated as such pursuant to Section 5.1 of the Lease Trust Agreement.

  "Certificate Distribution Draw Amount" shall mean, with respect to any Semiannual Payment Date on which the Available Funds for the Semiannual Payment Date is less than the amount equal to the Required Interest Payment less interest accrued on the Lease Trust Certificates, an amount equal to the lesser of (x) such shortfall and (y) the amount on deposit in the Certificate Distribution Account on the Business Day preceding such Semiannual Payment Date.

  "Certificate Interest Rate" shall mean the per annum rate at which interest accrues on the Lease Trust Certificates, which shall be ____%.

  "Class" shall mean, with respect to the Senior Notes, all of the Senior Notes having the same Senior Note Interest Rate and the same Stated Maturity.

  "Closing Date" shall mean November __, 1996.

  "Collection Period Settlement Date" shall mean, with respect to any Collection Period, the Business Day preceding the related Distribution Date.

  "Eligible Account" shall mean a segregated trust account at a financial institution having a long-term debt rating by each Rating Agency of at least "Baa3" or the equivalent.

  "Eligible State" shall mean each of Arizona, Arkansas, California, Colorado, Kansas, Minnesota, Nebraska, Nevada, New Mexico, New York, North Dakota, Pennsylvania, South Dakota, Virginia, and Washington.

  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

  "Indenture" shall mean the indenture dated as of November __, 1996 between the Lease Trustee and the Indenture Trustee, as amended or supplemented from time to time.

  "Indenture Event of Default" shall mean any Event of Default (as defined in the Indenture) set forth in Section 5.1 of the Indenture.

  "Indenture Trustee" shall mean The Chase Manhattan Bank, a New York corporation, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee thereunder.

  "Initial Cash Collateral Account Deposit" shall mean $______________.

  "Interest Accrual Period" shall mean, with respect to (a) any Payment Date other than the first Payment Date, the period from and including the 15th day of the





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

third Collection Period preceding the Collection Period in which such Payment Date occurs, through and including the 14th day of the Collection Period in which such Payment Date occurs, and (b) the first Payment Date, the period from and including the Closing Date through and including the 14th day of the Collection Period in which such first Payment Date occurs, in each case whether or not such day is a Business Day.

  "Lease Event of Default" shall mean each event of default set forth in
Section 10.1 of the Program Operating Lease.

 "Lease Trust" shall mean Ford Credit Auto Lease Trust 1996-1 created pursuant to the Lease Trust Agreement.

  "Lease Trust Agreement" shall mean the trust agreement dated as of November __, 1996 between the RCL Trustee and the Lease Trustee, as amended or supplemented from time to time.

  "Lease Trust Certificate" shall mean a certificate evidencing an interest in the Lease Trust substantially in the form attached to the Lease Trust Agreement as Exhibit A.

  "Lease Trust Certificateholder" shall mean, as of any date, the Person in whose name a Lease Trust Certificate is registered on the Lease Trust Certificate Register.

  "Lease Trustee" shall mean PNC Bank, Delaware, not in its individual capacity but solely as trustee under the Lease Trust Agreement, and any successor trustee thereunder.

  "Lease Trust Estate" shall mean (i) the rights of the Lease Trust under Series 1996-1 Certificates, (ii) the rights of the Lease Trust as lessor under the Program Operating Lease and amounts payable to the Lease Trust thereunder,
(iii) all funds on deposit from time to time in the Series 1996-1 Collection Account, Series 1996-1 Payahead Account, the Series 1996-1 Payments Account, the Series 1996-1 Certificate Distribution Account and in all investments and proceeds thereof (including all investment income from amounts on deposit in the Collection Ac-





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

count), (iv) the rights of RCL Trust 1996-1 under the Asset Contribution Agreement, (v) the rights of Lease Trust as Holder of the Series 1996- 1 Certificates under the Administrative Agency Agreement and the Series 1996-1 Supplement, (vi) the security interest of the Lease Trust in amounts credited to the Cash Collateral Account and the right to make withdrawals therefrom and
(vii) proceeds of the foregoing.

  "Monthly Remittance Conditions" shall mean, with respect to Series 1996-1 Collections, (i) Ford Credit is the Administrative Agent, (ii) the rating of Ford Credit's short-term unsecured debt is at least P-1 by Moody's Investors Service, Inc. and A-1 by Standard & Poor's Ratings Group and (iii) no Event of Default with respect to Series 1996-1 shall have occurred under the Administrative Agency Agreement.

  "Note Depository Agreement" shall mean the agreement among the Lease Trustee, the Indenture Trustee, and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Senior Notes, as the same may be amended or supplemented from time to time.

  "Outstanding Amount" shall mean, as of any date with respect to (i) any Class of Senior Notes, the aggregate principal amount of all Senior Notes of the Class which are Outstanding (as defined in the Indenture) on such date and with respect to all of the Senior Notes, the aggregate principal amount of all Senior Notes which are Outstanding (as defined in the Indenture) on such date, in each case as reduced by payments of principal previously made on such Senior Notes and (ii) with respect to the Subordinated Notes, the aggregate principal amount of all Subordinated Notes which are outstanding on such date, in each case as reduced by payments of principal previously made on the Subordinated Notes); provided, that in determining whether the holders of Subordinated Notes evidencing the requisite portion or percentage of the Outstanding Amount of the Subordinated Notes have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Subordinated Notes owned by the Issuer, the Depositor, the Administrative Agent or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Outstanding Amount of the Subordinated





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

Notes, except that, in determining whether the Indenture Trustee and Lease Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Subordinated Notes that a Responsible Officer (as defined in the Indenture) of the Indenture Trustee, if applicable, and a Responsible Officer (as defined in the Lease Trust Agreement) of the Owner Trustee with direct responsibility for the administration of the Lease Trust Agreement, if applicable, knows to be so owned shall be so disregarded.

  "Payment Date" shall mean,  _____ 15, _____ 15, ______ 15, and ______ 15, of each year commencing _____ 15, 199_.

  "Permitted Investments" shall mean any one of the following instruments, obligations or securities:

        (i) direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States;

        (ii) commercial paper issued by any corporation incorporated under the laws of the United States or any State so long as at the time such commercial paper is issued such corporation has a long-term rating of A1 by Moody's Investors Service, Inc. (if such commercial paper has a maturity greater than 30 days) and such commercial paper is rated at least P-1 by Moody's Investors Service, Inc. and A-1 by Standard and Poor's Ratings Group; or

        (iii)  any other investment otherwise approved by any Rating Agency.

  "Pool Balance" shall mean, with respect to any date, the Series Specified Asset Amount with respect to Series 1996-1 Assets as of such date.

  "Program Operating Lease" shall mean the agreement dated November __, 1996 between RCL Trustee, as Program Lessee, and the Lease Trustee, as Program Lessor, as amended from time to time.

  "Qualified Institutional Buyer" shall mean a "qualified institutional buyer" as such term is defined in paragraph (a)(1) of Rule 144A of the Securities Act.

  "Rating Agency" shall mean Moody's Investors Service, Inc. and Standard & Poor's Ratings Services. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the Indenture Trustee, the Lease Trustee and the Administrative Agent.

"RCL Account" shall mean the account designated as such pursuant to Section 5.1 of the RCL Trust Agreement.

  "RCL Assignment Agreement" shall mean the assignment agreement dated as of November __, 1996 between the RCL Trustee, as assignor, and Ford Credit Leasing, as assignee, substantially in the form attached as Exhibit B to the RCL Trust Agreement.

  "RCL Purchase Option Price" shall mean, with respect to the beneficial interest in any Series 1996-1 Leased Vehicle, the Residual Value of such Series 1996-1 Leased Vehicle minus any amounts due from the related Lessee with respect to Excess Wear and Tear and Excess Mileage which were uncollected as of the end of the Collection Period in which the related Auction Proceeds were received.

  "RCL Trust 1996-1" shall mean RCL Trust 1996-1 established pursuant to the RCL Trust Agreement.

  "RCL Trust Agreement" shall mean the agreement dated as of November __, 1996 among Ford Credit as Grantor and initial Beneficiary, Ford Credit Leasing as Grantor and initial Beneficiary, and the RCL Trustee.

  "RCL Trustee" shall mean First Union Bank of Delaware, a Delaware banking corporation, not in its individual capacity but solely as trustee of RCL Trust 1996-1.

  "Required Cash Collateral Amount" shall mean, with respect to (i) any Payment Date occurring prior to the earlier to occur of (a) the date on which the last remaining Series 1996-1 Lease terminated and (b) the termination of the Program Operating Lease pursuant to Section 11.1(a) thereof, the greater of (x) the product of ____%





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

and the Pool Balance as of the last day of the related Accrual Period and (y) the product of ___% and the Pool Balance on the Closing Date and (ii) any subsequent Payment Date, zero.

  "Required Interest Payment" shall mean, with respect to any Payment Date, (i) the Series 1996-1 Administrative Fee plus (ii) the amount of interest accrued during the preceding Interest Accrual Period on the Outstanding Amount of each Class of Senior Notes at their respective Senior Note Interest Rates together with any overdue interest plus interest on any overdue interest at the applicable Senior Note Interest Rate, on the Outstanding Amount of the Subordinated Notes at the Subordinated Note Interest Rate together with any overdue interest plus interest on any overdue interest at the Subordinated Note Interest Rate, and on the Aggregate Certificate Balance of the Lease Trust Certificates at the Certificate Interest Rate together with any overdue interest plus interest on any overdue interest at the Certificate Rate.

  "Securities Act" shall mean the Securities Act of 1933, as amended.

  "Semiannual Interest Accrual Period" shall mean, with respect to (a) any Semiannual Payment Date other than the first Semiannual Payment Date, the period from and including the 15th day of the sixth Collection Period preceding the Collection Period in which such Semiannual Payment Date occurs, through and including the 14th day of the Collection Period in which such Semiannual Payment Date occurs, and (b) the first Semiannual Payment Date, the period from and including the Closing Date through and including the 14th day of the Collection Period in which such first Semiannual Payment Date occurs, in each case whether or not such day is a Business Day.

  "Semiannual Payment Date" shall mean each ____ 15 and ___ 15 commencing _____ 15, 1997.

  "Senior Noteholder" shall mean, as of any date, the Person in whose name a Senior Note is registered on the Senior Note Register. When used with respect to any Note, the "related Senior Noteholder" shall mean, as of any date, the Person registered on the Senior Note Register with respect to such Senior Note.

  "Senior Note Interest Rate" shall mean with respect to the Senior Notes of any Class, the annual rate at which interest accrues on the Senior Notes of the Class,





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

as specified in Section 2.1 of the Indenture and in the Senior Notes.

  "Senior Notes" shall mean, the __% Class A-1 Asset Backed Notes and the __% Class A-2 Asset Backed Notes, each as issued by the Lease Trust pursuant to the Indenture and each as defined therein.

  "Series 1996-1" shall mean the Series of Specified Beneficial Certificates designated as the Series 1996-1 Specified Beneficial Certificates.

  "Series 1996-1 Administrative Fee" shall mean, with respect to any Payment Date, the Specified Asset Administrative Fee payable to the Administrative Agent for services rendered in connection with servicing the Series 1996-1 Assets and administering the distributions of funds during such Accrual Period (including the payment of the fees and expenses of Comerica, the Lease Trustee and the Indenture Trustee) which shall be equal to the sum, for each of the three Collection Periods preceding such Payment Date, of the product of (i) one-twelfth of 1% and (ii) the Pool Balance as of the beginning of each such Collection Period.

  "Series 1996-1 Asset Amount" shall mean the Series Specified Asset Amount with respect to Series 1996-1.

  "Series 1996-1 Assets" has the meaning set forth in   Section 1.1 of the
Series 1996-1 Supplement.

  "Series 1996-1 Certificates" shall mean the Series of Specified Beneficial Certificates issued by FCTT and designated as the "Series 1996-1 Specified Beneficial Certificates" representing in the aggregate a 100% beneficial interest in the Series 1996-1 Assets.

  "Series 1996-1 Collections" shall mean with respect to any Accrual Period, the sum of the following amounts: (i) the Monthly Payments with respect to Series 1996-1 Leases and Series 1996-1 Leased Vehicles received by the Administrative Agent, including applied Payaheads; plus (ii) Administrative Purchase Amounts deposited in the Series 1996-1 Collection Account pursuant to Sections 4.2, 4.5 and 4.7 of the Administrative Agency Agreement or Section 3.3 of the Asset Contribution Agreement plus (iii) Sale Proceeds with respect to Series 1996-1 Leased Vehicles received by the Administrative Agent; plus (iv) Recoveries with respect to Series 1996-1; plus (v) Liquidation Proceeds with respect to Series 1996-1; and plus

(vi) Voluntary Early Termination Proceeds with respect to Series 1996-1.

  "Series 1996-1 Collection Account" shall mean the account designated as such in Section 5.1(a) of the Series 1996-1 Supplement as the Series Collection Account for Series 1996-1.

  "Series 1996-1 Comerica Fee" shall mean the Specified Asset Comerica Fee relating to the Series 1996-1 Assets, which shall be equal to the Series 1996-1 Percentage of the monthly fees and expenses of Comerica payable pursuant to
Section 6.8 of the FCTT Agreement.

  "Series 1996-1 Credit Loss" shall mean, with respect to Series 1996-1 and any Collection Period, (i) the Specified Asset Charged-Off Amount with respect to Series 1996-1 for the Collection Period minus (ii) Recoveries with respect to Series 1996-1 received during the Collection Period.

  "Series 1996-1 Cut-Off Date" shall mean the Series Cut-Off Date with respect to the Series 1996-1 Assets and the Series 1996-1 Certificates, which date is _________, 1996.

  "Series 1996-1 Fees Account" shall mean the account designated as such pursuant to Section 4.1 of the Series 1996-1 Supplement as the Series Fee Account for Series 1996-1.

  "Series 1996-1 Issue Date" shall mean the date designated by the Administrative Agent, pursuant to Section 4.3 of the FCTT Agreement, as the Series Issue Date with respect to the Series 1996-1 Assets and the Series 1996-1 Certificates, which date is November __, 1996.

 "Series 1996-1 Lease" shall mean each Specified Lease listed on Schedule A to the Series 1996-1 Supplement.

  "Series 1996-1 Leased Vehicle" shall mean each Specified Leased Vehicle listed on Schedule A to the Series 1996-1 Supplement.

  "Series 1996-1 Payahead Account" shall mean, the account designated as such pursuant to Section 5.1(b) of the Series 1996-1 Supplement as the Series Payahead Account for Series 1996-1.





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
  "Series 1996-1 Payments Account" shall mean the account designated as such pursuant to Section 8.2(a) of the Indenture.

  "Series 1996-1 Percentage" shall mean, as of any date, the percentage equivalent of a fraction, (i) the numerator of which is the Series 1996-1 Asset Amount and (ii) the denominator of which is the Aggregate FCTT Asset Amount.

  "Series 1996-1 Residual Loss" shall mean, with respect to Series 1996-1 and any Collection Period, the following amounts with respect to the Collection
Period: (i) the aggregate Residual Values of all Series 1996-1 Leased Vehicles with respect to which the Scheduled Lease End Dates has occurred and the related Auction Proceeds have been received minus (ii) Auction Proceeds of such Series 1996-1 Leased Vehicles and minus (iii) amounts with respect to Excess Wear and Tear and Excess Mileage assessed in connection with such Series 1996-1 Leased Vehicles.

  "Series 1996-1 Specification Notice" shall mean the Series Specification Notice relating to the Series 1996-1 Assets.

  "Series 1996-1 Supplement" shall mean the Series 1996-1 Supplement to the Administrative Agency Agreement dated as of November __, 1996 among Ford Credit as Administrative Agent and initial Beneficiary, Ford Credit Leasing as initial Beneficiary and Comerica Bank as trustee of FCTT.

  "Subordinated Noteholder" shall mean, as of any date, the Person in whose name a Subordinated Note is registered on the Subordinated Note Register. When used with respect to any Subordinated Note, the "related Subordinated Noteholder" shall mean, as of any date, the Person registered on the Subordinated Note Register with respect to such Subordinated Note.

  "Subordinated Note Interest Rate" shall mean the annual rate at which interest accrues on the Subordinated Notes, as specified in the Subordinated Notes.

  "Subordinated Notes" shall mean the __% Subordinated Asset Backed Notes as issued by the Lease Trust pursuant to the Lease Trust Agreement and each as defined therein.

  "Transfer Agreement" shall mean the agreement dated as of November __, 1996 between RCL Trust 1996-1, as transferor, and Lease Trustee, as transferee.

  "Transferor Purchase Option Net Proceeds" shall have the meaning set forth in
Section 9.1 of the Program Operating Lease.





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



                                   APPENDIX I


                                 DEFINED TERMS


         "Accepted Servicing Practices" has the meaning set forth in Section
4.1 of the Administrative Agency Agreement.

         "Additional Fee" means, with respect to any Lease, an amount payable monthly or otherwise by the Lessee, calculated as the product of the Balance Subject to Lease Charges of the related Leased Vehicle and 0.11%, or in such other amount or manner as shall be established by the Administrative Agent at the inception of the Lease.

         "Adjusted Balance Subject to Lease Charges" means, as of any date with respect to any Lease and Leased Vehicle, the Balance Subject to Lease Charges minus the aggregate Retail Operating Lease Principal scheduled to have been received by such date; provided, that with respect to any Lease which (i) has become a Liquidated Lease, (ii) has been subject to a Voluntary Early Termination, (iii) the beneficial interest in which has been purchased pursuant to Section 4.2, 4.5 or 4.7 of the Administrative Agency Agreement or pursuant to the terms of any applicable Supplement or (iv) has expired on its Scheduled Lease End Date, the Adjusted Balance Subject to Lease Charges shall be zero.

         "Administrative Agency Agreement" means the Amended and Restated Administrative Agency Agreement dated as of January 31, 1994 among the Administrative Agent, the Grantors and Comerica, as supplemented in connection with each issuance of a Series of Specified Beneficial Certificates, and as otherwise amended, modified or supplemented from time to time.

         "Administrative Agent" means Ford Credit in its capacity as the administrative agent under the Administrative Agency Agreement.

         "Administrative Purchase Amount" means, as of the end of any Collection Period with respect to any Specified Lease and Specified Leased Vehicle, the Adjusted Balance Subject to Lease Charges as of such date plus any scheduled Monthly Payments up to and including such Collection Period which have not been paid by the related Lessee or advanced by the Administrative Agent.

         "Administrative Agent's Certificate" has the meaning set forth in
Section 4.9 of the Administrative Agency Agreement.

         "Advance Payment Plan" means, with respect to any lease originated under the Red Carpet Lease Plan, a payment option of the related lessee pursuant to which such lessee prepays all monthly payments in a single advance payment, generally discounted to reflect the present value of such single advance payment and the reduction in the risk of credit loss.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate FCTT Asset Amount" means, as of any date, the sum of Aggregate Non-Specified Asset Amount plus the aggregate of all Series Specified Asset Amounts, each as of such date.

         "Aggregate Non-Specified Asset Amount" means, as of any date, the aggregate Book Value of the Non-Specified Assets as of such date, as determined by the Administrative Agent pursuant to the Administrative Agency Agreement.

         "Auction Proceeds" means, as modified in connection with the issuance of any Series, with respect to any Leased Vehicle which is sold at auction or otherwise disposed of by the Administrative Agent on behalf of FCTT, all amounts received by the Administrative Agent in connection with such sale or disposition.

         "Balance Subject to Lease Charges" means with respect to any Lease and Leased Vehicle, the amount which
                                       2

FCTT paid (including any amount paid as a deferred purchase price) to the Dealer for such Lease and Leased Vehicle in accordance with the customary policies and procedures of the Administrative Agent, which is the total acquisition cost used to calculate the Monthly Payment.

         "Bankruptcy" means, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such person and (vii) the failure to obtain dismissal within 120 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the failure to have vacated with 90 days any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

         "Beneficiary" means with respect to any Non-Specified Assets, each Holder of an Exchangeable Beneficial Certificate, and with respect to any Series Specified Assets, each Holder of related Specified Beneficial Certificates.

         "Book Value" means, as of any date, (i) with respect to any Specified Lease and Specified Leased Vehicle, the Adjusted Balance Subject to Lease Charges and (ii) with respect to any Lease and Leased Vehicle which is a Non-Specified Asset, the amount recorded on the books and records of the Administrative Agent as of such date as the Balance Subject to Lease Charges minus the aggregate amount of depreciation accrued through such date. The total depreciation for any Leased Vehicle shall equal the difference between the Balance Subject to Lease Charges and the Residual Value, which amount shall accrue over the term of the related Lease computed on a straight line basis or by such other similar method as may be utilized by the Administrative Agent, at the direction of the Holders of the Exchangeable Beneficial Certificates, from time to time.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banks or trust companies in Michigan, New York, New York or Wilmington, Delaware are authorized or required to close.

         "Certificate of Title" means the certificate of title or other evidence of ownership of a Leased Vehicle issued by the relevant government department or agency in the jurisdiction in which the Leased Vehicle is registered or, to the extent that a certificate of title or other evidence of ownership has not been issued, the application (or copy thereof) for the foregoing.

         "Certificates" means the Exchangeable Beneficial Certificates and the Specified Beneficial Certificates issued and outstanding.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collection Period" means each calendar month.

         "Collections" means (i) all amounts collected from Lessees with respect to Total Monthly Payments (other than Vehicle Insurance and Maintenance Amounts), (ii) Sale Proceeds, (iii) Voluntary Early Termination Proceeds, (iv) Liquidation Proceeds and (v) Recoveries.

         "Comerica" means Comerica Bank, a Michigan banking corporation, in its capacity as trustee under the FCTT Agreement, together with any successor or permitted assign in such capacity.

         "Comerica Office" means the office of Comerica at which any particular time its corporate trust business shall be administered, which as of the date of the Administrative Agency Agreement is 411 W. Lafayette, 4th Floor, Detroit, Michigan 48226-3461.

         "Constant Yield Payment" means, with respect to any Lease, a level amount payable monthly in advance by the related Lessee (except that the first and last monthly payments may vary, but not substantially) that will provide a fixed internal rate of return equal to the Retail Operating Lease Factor with respect to such Lease, and that will amortize the Balance Subject to Lease Charges of such Lease to a final payment equal to the Residual Value of the related Leased Vehicle over the term of the related Lease.

         "Dealer" means a dealer who in the ordinary course of business leases automobiles and light-duty trucks to lessees pursuant to the RCL Plan or such other plan as Ford Credit or its Affiliates may implement from time to time.

         "Dealer Purchase Option Price" means, with respect to any Leased Vehicle purchased as of the related Scheduled Lease End Date, (i) the Residual Value of such Leased Vehicle, plus (ii) any unpaid amounts due from the related Lessee, including any unpaid Total Monthly Payments, minus (iii) any Security Deposit or Reconditioning Reserve not required to be returned to the Lessee and minus (iv) any Excess Deferred Gross with respect to such Leased Vehicle.

         "Dealer Recourse" means, with respect to any Lease, any recourse rights against the Dealer which originated the Lease and any successor Dealer.

         "Distribution Date" means the 15th day of each month, and if such day is not a Business Day, the next succeeding Business Day, unless otherwise specified in a Supplement with respect to Series Specified Assets or otherwise specified in the Administrative Agency Agreement with respect to Non-Specified Assets; provided that the Distribution Date shall in no event occur less frequently than quarterly.

         "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the States thereof and subject to supervision and examination by federal or state banking authorities which at all times has a long term rating of A-2 and short-term deposit rating of P-1 by Moody's Investors Service, Inc. and a short-term rating of A-1+ by Standard and Poor's Ratings Group and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto.

         "Enhancement" means, with respect to any Series, any reserve fund, overcollateralization, residual value guaranty, letter of credit, guaranteed investment contract, cash collateral account, cash collateral guaranty, interest rate swap or other contract or agreement for the benefit of such Series.

         "Events of Default" has the meaning set forth in Section 7.1 of the Administrative Agency Agreement.

         "Excess Deferred Gross" means, with respect to any Lease and Leased Vehicle, the amount, if any, withheld as excess deferred gross from the total amount paid to the related Dealer in connection with assignment of such Lease and Leased Vehicle. Excess Deferred Gross is withheld if the acquisition cost of a Leased Vehicle exceeds the manufacturer's suggested retail price of a Leased Vehicle, if the Residual Value of a Leased Vehicle as set forth in the related Lease exceeds the maximum amount permitted for such Leased Vehicle by the Administrative Agent, or the security deposit or reconditioning reserve for such Lease is waived by the Dealer.

         "Excess Mileage" means, for any Leased Vehicle, the excess of the number of miles by which such Leased Vehicle has been driven over the number of miles such Leased Vehicle may be driven during the term of the related Lease without incurring an excess mileage charge pursuant to the related Lease.

         "Excess Wear and Tear" means, for any Leased Vehicle, all damages to such Leased Vehicle that are not the result of normal wear and tear as more specifically described in the related Lease.

         "Exchangeable Beneficial Certificates" means certificates issued to Beneficiaries representing in the aggregate a 100% beneficial interest in that portion of

FCTT which is not represented by any Specified Beneficial Certificates.

         "FCTT" means the Ford Credit Titling Trust established pursuant to the FCTT Agreement.

         "FCTT Agreement" means the Amended and Restated Trust Agreement dated and effective as of January 31, 1994 by and among Comerica, Ford Credit as Grantor and initial Beneficiary and Ford Credit Leasing as Grantor and initial Beneficiary, as such agreement may be supplemented, amended or modified from time to time.

         "FCTT Assets" means (i) all contributions of capital to FCTT pursuant to Section 4.1(b) of the FCTT Agreement, (ii) all Collections (prior to distribution to the applicable Beneficiaries) and any amounts on deposit in the FCTT Collection Account; (iii) Leases; (iv) Leased Vehicles; (v) Certificates of Title; (vi) the lessor's rights under Leases with respect to any Security Deposits or Reconditioning Reserves; (vii) Dealer Recourse and (viii) all proceeds of the foregoing.

         "FCTT Collection Account" means the account established pursuant to
Section 5.1(a) of the FCTT Agreement.

         "Ford Credit" means Ford Motor Credit Company, a Delaware corporation.

         "Ford Credit Leasing" means Ford Credit Leasing Company, Inc., a Delaware corporation.

         "FCTT Register" and "FCTT Registrar" mean the register maintained and the registrar appointed pursuant to Section 3.6 of the FCTT Agreement.

         "Grantors" means Ford Credit and Ford Credit Leasing in their capacities as grantors of the FCTT Assets to FCTT, together with any corporation into which either such corporation may be merged or consolidated.

         "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Holder" means the holder of a Certificate as indicated in the FCTT Register.


         "Insurance Policies" means any residual value insurance policy, comprehensive, collision, liability, physical damage, credit or other insurance policies (including rights under any self-insurance provided by Ford Credit and assigned to FCTT and Comerica), and all rights thereunder, which are maintained by the Grantors, any Lessee or any Affiliate of either Grantor or any Lessee, to the extent such policy or program covers or applies to any Lease, Leased Vehicle or the ability of any Lessee to make any required payment under the related Lease or with respect to the related Leased Vehicle, and any contingent or excess liability insurance policy or program maintained by or on behalf of FCTT or Comerica with respect thereto.

         "Insurance Proceeds" means the proceeds of any Insurance Policy.

         "Lease" means any retail lease contract for an automobile or a light-duty truck which has been entered into between a Lessee and a Dealer and assigned by the Dealer to FCTT.

         "Lease Files" means, with respect to each Lease, Leased Vehicle and Lessee, (i) the original of the Lease; (ii) the original credit application fully executed by the Lessee or a photocopy thereof; (iii) the original Certificate of Title (or application for a Certificate of Title) and all related documents retained on file by the Administrative Agent, in accordance with Accepted Servicing Practices, evidencing the ownership of the Leased Vehicle; and (iv) any and all other documents that the Administrative Agent shall retain on file, in accordance with Accepted Servicing Practices, relating to the Lease, the Lessee, or the Leased Vehicle.

         "Lease Purchase Advance" has the meaning set forth in Section 3.4(b) of the Administrative Agency Agreement.

         "Lease Termination Date" means, with respect to any Lease, the date such Lease actually terminates.

         "Leased Vehicle" means any automobile or light-duty truck, together will all accessions thereto, which is subject to a Lease.

         "Lessee" means the lessee of a Leased Vehicle or any Person who is obligated to make payments on the related Lease.

         "Liabilities" has the meaning set forth in Section 2.6 of the FCTT Agreement.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

         "Liquidated Lease" means (i) any Lease which, by its terms, is in default and as to which the Administrative Agent has determined, in accordance with Accepted Servicing Practices, that eventual payment in full is unlikely and has repossessed or attempted to repossess the related Leased Vehicle and
(ii) any Lease the related Lessee of which has become subject to a Bankruptcy.

         "Liquidation Proceeds" means with respect to any Collection Period and any Liquidated Lease and the related Leased Vehicle, (i) all amounts received from the related Lessee, the Dealer or any other Person in the Collection Period in which such Lease became a Liquidated Lease, including, without limitation, (w) Auction Proceeds, (x) the application of any Security Deposit or Reconditioning Reserve, (y) any Insurance Proceeds relating to loss or damage to such Leased Vehicle and (z) any other amounts collected, in each case net of any sales or use taxes minus (ii) the sum, with respect to the Collection Period in which such Lease became a Liquidated Lease, of (x) expenses incurred by the Administrative Agent for the account of the related Lessee in connection with the collection of monies from the Lessee or the disposition of the related Leased Vehicle and (y) any amounts to be remitted to the related Lessee as required by applicable law.

         "Monthly Payment Advance" means the amount which the Administrative Agent advances pursuant to Section 6.3 of the Administrative Agency Agreement.

         "Monthly Payment" means, with respect to any Lease, the amount payable monthly by the related Lessee equal to the sum of the Constant Yield Payment, the Additional Fee payable for the applicable month and certain other fees and charges.

         "Monthly Remittance Condition" has the meaning set forth in Section 5.2(d) of the FCTT Agreement.

         "Non-Specified Asset Administrative Fee" means, with respect to any Collection Period, the fee payable to the Administrative Agent in connection with the administration of FCTT and the servicing and administration of the Non-Specified Assets equal to 1/12th of the product of 1.00% and the Non-Specified Asset Amount as of the last day of such Collection Period. In addition, the Non-Specified Asset Administrative Fee shall include amounts to be reimbursed pursuant to Section 4.1 of the Administrative Agency Agreement.

         "Non-Specified Asset Charged-Off Amount" means, with respect to any Collection Period, (i) the following amounts as of the end of the Collection Period (x) the aggregate Book Value of all Non-Specified Assets which become Liquidated Leases during the Collection Period, plus (y) the aggregate uncollected Monthly Payments and Excess Wear and Tear and Excess Mileage with respect to (A) such Liquidated Leases, plus (B) all Non-Specified Assets whose Scheduled Lease End Date has occurred and with respect to which the related Auction Proceeds are received during the Collection Period minus (ii) the aggregate Liquidation Proceeds received during the Collection Period with respect to Non-Specified Assets.

         "Non-Specified Credit Losses" means, with respect to any Collection Period, the Non-Specified Asset Charged-Off Amount with respect to the Collection Period minus Recoveries with respect to Non-Specified Assets for the Collection Period.

         "Non-Specified Asset Comerica Fee" means with respect to any Collection Period an amount equal to the Non-Specified Asset Percentage of (i) the fees of Comerica determined pursuant to the first sentence of Section 6.8 of the FCTT Agreement plus (ii) the expenses of Comerica pursuant to the second sentence of Section 6.8 of the FCTT Agreement. The Non-Specified Asset Comerica Fee shall be payable monthly in accordance with Section 5.2(b) of the FCTT Agreement.

         "Non-Specified Asset Fee" means, with respect to any Collection Period, an amount equal to the sum of the Non-Specified Asset Administrative Fee and the Non-Specified Asset Comerica Fee each for such Collection Period.

         "Non-Specified Asset Percentage" means, as of any date, the percentage equivalent of a fraction, (i) the numerator of which is the Aggregate Non-Specified Asset Amount as of such date and (ii) the denominator of which is the Aggregate FCTT Asset Amount as of such date.

         "Non-Specified Assets" means, prior to the first Series Issue Date, all FCTT Assets, and after any Series Issue Date, all FCTT Assets other than any Series Specified Assets.

         "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, or the controller of the Administrative Agent.

         "Opinion of Counsel" means a written opinion of legal counsel, which counsel may be an employee of Ford Credit or an Affiliate or may from time to time provide legal services to Ford Credit or an Affiliate.

         "Payahead" means, with respect to any Lease, the amounts determined in accordance with Section 6.1(a) of the Administrative Agency Agreement.

         "Payahead Balance" means, with respect to any Lease on any Business Day, the sum of all Payaheads with respect to such Lease, reduced by the amount of such Payaheads applied with respect to such Lease, pursuant to Sections 6.1 and 6.3 of the Administrative Agency Agreement.

         "Payment Extension" has the meaning set forth in Section 4.2(b)(ii) of the Administrative Agency Agreement.

         "Permitted Investments" means, unless otherwise specified with respect to any Series or any securities based on such Series, any investment rated A-1+ by Standard & Poor's Ratings Group and P-1 by Moody's Investors Service, Inc. or any other investment as may be permitted by each of such rating agencies.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Purchased Lease" means a Specified Lease and related Specified Leased Vehicle the beneficial interest in which has been purchased by the Administrative Agent pursuant to Section 4.7 of the Administrative Agency Agreement.

         "Rating Agency" means each nationally recognized statistical rating organization which has been requested by the Administrative Agent to rate any securities based on any Series, as specified (or incorporated by reference) in any Supplement.

         "RCL Plan" means the Ford Credit Red Carpet Lease Plan, a financing program offered by Ford Credit and Dealers pursuant to which Dealers enter into the Leases with Lessees for the lease of the Leased Vehicles.

         "Realized Value" means, with respect to any Leased Vehicle which is the subject of a Voluntary Early Termination, (i) the fair market wholesale value of the Leased Vehicle as agreed to by the Dealer and the Lessee, (ii) if the Dealer and the related Lessee do not agree, the appraised wholesale value of the Leased Vehicle as determined by an independent professional appraiser hired by the related Lessee and acceptable to the Dealer and the Administrative Agent, or (iii) if the Realized Value of the Leased Vehicle has not been determined pursuant to (i) and (ii) above, the Sale Proceeds received with respect to the Leased Vehicle.

         "Reconditioning Reserve" means, with respect to any Lease, an amount paid by the related Lessee and held by the Administrative Agent on behalf of FCTT to be applied, if necessary, by the Administrative Agent to offset the cost, if any, of reconditioning the related Leased Vehicle.

         "Recoveries" means, with respect to any Collection Period, (i) all amounts received during such Collection Period, net of any applicable sales and use taxes, with respect to (x) Leases which became Liquidated Leases prior to such Collection Period and (y) Leases whose Scheduled Lease End Date has occurred prior to such Collection Period and with respect to which the related Auction Proceeds were received prior to the Collection Period minus (ii) the sum of (x) expenses incurred by the Administrative Agent during such Collection Period for the account of the related Lessees in connection with (A) the collection of monies from the Lessee or (B) with respect to Liquidated Leases, the disposition of the related Leased Vehicles and (y) any amounts remitted to the related Lessees during the Collection Period as required by applicable law.

         "Related Collection Period" means, with respect to any Distribution Date, the Collection Period immediately preceding such Distribution Date.

         "Residual Value" means, with respect to any Leased Vehicle, the anticipated value of the Leased Vehicle at the Scheduled Lease End Date as calculated by the Administrative Agent at the inception of the related Lease and as set forth in such Lease.

         "Responsible Officer" when used with respect to Comerica means any officer in the corporate trust department, including any vice president, assistant vice president or any other officer of Comerica.

         "Retail Operating Lease Charge" means with respect to any month and any Lease, the portion of the Constant Yield Payment equal to the product of
(i) the Book Value of the related Leased Vehicle as of the end of the immediately preceding month and (ii) 1/12 of the Retail Operating Lease Factor with respect to such Lease.

         "Retail Operating Lease Factor" means, with respect to any Lease, a per annum yield determined by the Administrative Agent.

         "Retail Operating Lease Principal" means, with respect to any Lease, that portion of each Constant Yield Payment scheduled to be received from a Lessee which is not the Retail Operating Lease Charge.

         "Sale Proceeds" means, with respect to any Lease which terminated on its Scheduled Lease End Date, (i) the Auction Proceeds, Dealer Purchase Option Price or Insurance Proceeds (to the extent relating to loss or damage of the related Leased Vehicle) which are received upon sale or disposition of the related Leased Vehicle plus (ii) any amounts with respect to Excess Wear and Tear and Excess Mileage which were collected before the end of the Collection Period in which the Auction Proceeds are received (including any Security Deposit or Reconditioning Reserve applied), net of any applicable sales or use taxes minus (iii) any amounts refunded to the related Lessee in connection with prepaid Excess Wear and Tear and prepaid Excess Mileage.

         "Sale Proceeds Advance" means the amount advanced by the Administrative Agent pursuant to Section 5.4 of the Administrative Agency Agreement.

         "Scheduled Lease End Date" means, with respect to any Lease, the date set forth in the Lease as the termination date for such Lease.

         "Schedule of Leases" means, with respect to any Series, the schedule attached to the related Supplement which identifies the related Series Specified Assets.

         "Security Deposit" means, with respect to any Lease, an amount paid by the related Lessee and held by the Administrative Agent on behalf of FCTT to be applied, if necessary, by the Administrative Agent to offset any amounts owed by the Lessee upon termination of such Lease.

         "Series" means any series of Specified Beneficial Certificates and the related Series Specified Assets.

         "Series Collection Account" means, with respect to any Series, an account established pursuant to the related Supplement.

         "Series Cut-Off Date" has the meaning set forth in Section 4.3(a) of the FCTT Agreement.

         "Series Fee Account" means with respect to any Series (if applicable), an account established pursuant to the related Supplement.

         "Series Issue Date" means with respect to any Series, the date on which Comerica, pursuant to the joint written instructions of the Holders of the Exchangeable Beneficial Certificates, issues such Series of Specified Beneficial Certificates.

         "Series Payahead Account" means each account established pursuant to
Section 6.1(a) of the Administrative Agency Agreement.

         "Series Specification Notice" has the meaning set forth in Section 4.3(a) of the FCTT Agreement.

         "Series Specified Asset Amount" means, as of any date with respect to any Series, the aggregate Adjusted Balance Subject to Lease Charges for all related Specified Leased Vehicles.

         "Series Specified Asset Percentage" means, as of any date with respect to any Series, the percentage equivalent of a fraction, (i) the numerator of which is the Series Specified Asset Amount and (ii) the denominator of which is the Aggregate FCTT Asset Amount, each as of such date.

         "Series Specified Assets" means, with respect to any Series, the related Specified Leases and Specified Leased Vehicles identified in the Series Specification Notice and the related Supplement, including the related Certificates of Title and other FCTT Assets associated with such Specified Leases and Specified Leased Vehicles, and all proceeds arising therefrom and associated therewith.

         "Specified Asset Administrative Fee" means, with respect to any Collection Period and any Series, the fee payable to the Administrative Agent in connection with the administration of the related Series Specified Assets, as set forth in the related Supplement.

         "Specified Asset Charged-Off Amount" means, with respect to any Collection Period and any Series, (i) the following amounts as of the end of the Collection Period (x) the aggregate Book Value of all related Specified Leases and Specified Leased Vehicles which become Liquidated Leases during the Collection Period, plus (y) the aggregate uncollected Monthly Payments and amounts relating to Excess Wear and Tear and Excess Mileage with respect to (A) such Liquidated Leases, plus (B) all related Specified Leases whose Scheduled Lease End Date has occurred and with respect to which the related Auction Proceeds are received during the Collection Period minus (ii) the aggregate Liquidation Proceeds received during the Collection Period with respect to related Specified Leases.

         "Specified Asset Comerica Fee" means, with respect to any Collection Period and any Series, an amount equal to the related Series Specified Asset Percentage of (i) the monthly fees and expenses of Comerica determined pursuant to Section 6.8 of the FCTT Agreement plus (ii) the expenses of Comerica pursuant to the second sentence of Section 6.8 of the FCTT Agreement.

         "Specified Asset Fee" means, with respect to any Collection Period and any Series, the sum of the Specified Asset Administrative Fee and the Specified Asset Comerica Fee, each for such Collection Period, related to such Series.

         "Specified Beneficial Certificates" means a series of certificates issued by FCTT representing in the aggregate a 100% beneficial interest in FCTT Assets which constitute the related Series Specified Assets.

         "Specified Lease" means, with respect to any Series, a Lease specified as a "Specified Lease" in the Schedule of Leases attached to the related Supplement.

         "Specified Leased Vehicle" means, with respect to any Series, a Leased Vehicle which is leased pursuant to a Specified Lease.

         "Supplement" means, with respect to any Series, a supplement to the Administrative Agency Agreement executed in connection with the issuance of such Series.

         "Supplemental Administrative Fee" means, with respect to any Collection Period, all late fees, prepayment charges and other administrative fees (including fees charged in connection with Voluntary Early Terminations but excluding the Additional Fee) and expenses or similar charges allowed by applicable law with respect to Leases and Leased Vehicles.

         "Term Extension" has the meaning set forth in Section 4.2(b)(i) of the Administrative Agency Agreement.

         "Total Monthly Payment" means, with respect to any Lease, the amount payable monthly by the related Lessee equal to the sum of (i) the Monthly Payment, (ii) the Use and Lease Tax Amount, and (iii) the Vehicle Insurance and Maintenance Amount.

         "Treasury Regulations" means the regulations promulgated by the U.S. Department of Treasury.

         "UCC" means the Uniform Commercial Code as in effect in any relevant jurisdiction.

         "Use and Lease Tax Amount" means, with respect to any Lease, the amount to be applied to pay any monthly rental receipts tax levied on the related Monthly Payment and the related Vehicle Insurance and Maintenance Amount.

         "Vehicle Insurance and Maintenance Amount" means, with respect to any Lease, any monthly amount payable by the related Lessee to the Administrative Agent for the account of a Dealer in connection with the monthly servicing and/or monthly vehicle insurance of the related Leased Vehicle and included in the Total Monthly Payment due from such Lessee.

         "Vehicle Purchase Account" means the account established pursuant to
Section 3.3 of the Administrative Agency Agreement.

         "Vehicle Purchase Certificate" means the monthly certificate delivered by the Administrative Agent pursu-ant to Section 3.5 of the Administrative Agency Agreement.

         "Voluntary Early Termination" means, with respect to any Lease, the voluntary early termination of such Lease by the related Lessee pursuant to the terms thereof; provided, however, that no termination of a Lease will be considered a "Voluntary Early Termination" unless the related Lessee has paid in full all amounts due pursuant to such Lease.

         "Voluntary Early Termination Proceeds" means, with respect to any Lease which is subject to a Voluntary Early Termination, the sum of (i) the Realized Value of the related Leased Vehicle and (ii) the difference at such time, if positive, between (x) the sum of (A) the Book Value of such Lease and Leased Vehicle and (B) any overdue Total Monthly Payments with respect to such Lease and (y) the Realized Value of the related Leased Vehicle.





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